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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):            NOVEMBER 30, 1998

                          MULTIMEDIA ACCESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    000-29020                   75-2528700
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

2665 VILLA CREEK DRIVE, SUITE 200, DALLAS, TEXAS                    75234
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:               (972) 488-7200


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ITEM 5.           OTHER EVENTS

                  (a) The press release dated November 20, 1998, attached to this report as Exhibit 99.1 is incorporated herein by reference.

                  (b) Pursuant to a request by The Nasdaq Stock Market, Inc., enclosed herein as Exhibit 99.2 is an October 31, 1998 Balance Sheet for the Company.

                  (c) In November 1998, the Company entered into a Working Capital Line of Credit facility for up to $9 million with one of its principal shareholders, H. T. Ardinger, Jr. The one year, renewable facility, which contains terms that are more favorable to the Company than its existing facility, bears interest at 12% per annum and is secured by all assets of the Company. The availability of funds under this facility is subject to certain Borrowing Base limitations based principally on outstanding accounts receivable and inventory.

                  (d) On September 24, 1998, the Company entered into a strategic business alliance with Tadeo Holdings, Inc. ("THI") that included a stock purchase agreement whereby the Company acquired 1,240,310 shares of THI common stock in exchange for 1,000,000 shares of the Company's common stock. As specified in the purchase agreement, the number of shares exchanged was determined by dividing $2,000,000 by the average closing price per share of each company's common stock for five trading days prior to September 24, 1998. The shares issued by the Company and THI are not registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise distributed in the absence of such registration or an applicable exemption therefrom.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           None.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           None.

                  (c)      EXHIBITS.

                           99.1     Press Release dated November 20, 1998

                           99.2     Balance Sheet of MultiMedia Access
                                    Corporation as of October 31, 1998

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MULTIMEDIA ACCESS CORPORATION
November 30, 1998                           By: /s/ William S. Leftwich
                                                --------------------------------
                                                William S. Leftwich
                                                Chief Financial Officer and
                                                Assistant Secretary


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                                INDEX TO EXHIBITS


EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
  99.1                Press Release dated November 20, 1998.

  99.2                Balance Sheet of MultiMedia Access Corporation as of October 31, 1998.